UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): January 20, 2017

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	001-08754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 1200
Houston, Texas 77079
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On January 20, 2017, Swift Energy Company (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with each of the purchasers listed on Schedule A thereto (the “Purchasers”) pursuant to which the Purchasers agreed to purchase 1,403,508 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), at a price of $28.50 per share (the “Private Placement”).
The Private Placement is expected to close on January 26, 2017. The Private Placement will result in approximately $40 million of gross proceeds and approximately $39 million of net proceeds (after deducting placement agent commissions and the Company’s estimated expenses) to the Company. The Company intends to use the net proceeds from the Private Placement to repay credit facility borrowings and for general corporate purposes.

The foregoing is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition
On January 20, 2017, the Company issued a press release providing, among other items, a financial update for the year ended December 31, 2016 regarding average costs of certain categories incurred during the year. A copy of the press release is attached hereto and furnished as Exhibit 99.1 and is incorporated in this report by reference.

As provided in General Instruction B.2. of Form 8-K, the information furnished pursuant to Item 2.02 in this report on Form 8-K (including the press release attached as Exhibit 99.1 incorporated by reference in this report) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 3.02. Unregistered Sales of Equity Securities
The information set forth under Item 1.01 is incorporated by reference into this Item 3.02. The issuance of the Shares pursuant to the Purchase Agreement was made in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
10.1	Share Purchase Agreement, dated as of January 20, 2017, by and among Swift Energy Company and the Purchasers named therein.
99.1	Swift Energy Company press release issued January 20, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 24, 2017

Swift Energy Company
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Share Purchase Agreement, dated as of January 20, 2017, by and among Swift Energy Company and the Purchasers named therein.
99.1	Swift Energy Company press release issued January 20, 2017

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